Income taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes
Income Taxes

The Company’s statutory federal tax rate was 21.00% for the periods ended September 30, 2019 and 2018, respectively. State tax rates for the same period vary among states and range from approximately 0.8% to 12.0%. A small number of states do not impose an income tax.

The effective tax rates for the three months ended September 30, 2019 and 2018 were (4.6)% and 13.2%, respectively. The effective tax rates for the nine months ended September 30, 2019 and 2018 were 43.0% and 15.8%, respectively. The difference between the Company’s effective tax rate and the federal statutory rate primarily results from permanent differences related to the revaluation of the contingent liability fair value adjustment and interest accrued for the Series B Preferred Stock, which is not deductible for federal and state income taxes. There were no changes in uncertain tax positions during the periods ended September 30, 2019 and 2018.

Income Taxes

The Company is a corporation that is subject to U.S. federal income tax, various state income taxes, Canadian federal taxes and provincial taxes.

(Loss) income before income taxes and the related tax (benefit) provision are as follows:

	Year ended December 31,
(in thousands)	2018	2017	2016
(Loss) income before income taxes:
U.S operations	$(7,955)	$29,313	$54,238
Non-U.S. operations	(743)	1,075	—
Total (loss) income before taxes	$(8,698)	$30,388	$54,238

Current (benefit) provision:
Federal	$(23)	$313	$1,168
State	(902)	2,099	3,306
Total current (benefit) provision	(925)	2,412	4,474

Deferred (benefit) provision:
Federal	(10,399)	11,637	(12,775)
State	(1,618)	(186)	(1,912)
Total deferred (benefit) provision	(12,017)	11,451	(14,687)

Total (benefit) provision for income taxes	$(12,942)	$13,863	$(10,213)

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate from continuing operations is as follows:

	Year ended December 31,
	2018	2017	2016
Federal statutory rate	21.0%	34.0%	34.0%
State and local income taxes, net of federal benefits	26.5	3.9	3.4
Permanent items	101.1	3.8	(0.1)
Change in valuation allowance	—	(0.1)	(57.5)
Rate change	(1.0)	1.0	—
Other	1.2	3.0	1.4
Effective tax rate	148.8%	45.6%	(18.8)%

Significant differences in the effective tax rate between the years ended December 31, 2018 and 2017 related to the change in the U.S. federal corporate income tax rate as a result of the 2017 Tax Act, the permanent items pertaining to contingent consideration, the Merger and the acquisitions made in 2018, and state taxes. The difference in the effective tax rate between the years ended December 31, 2017 and 2016 (and the negative tax rate in 2016) was driven by the release of a valuation allowance on loss carryforwards in 2016.

Deferred taxes reflect the tax effects of the differences between the amounts recorded as assets and liabilities for financial statement purposes and the comparable amounts recorded for income tax purposes. Significant components of the deferred tax assets (liabilities) as of December 31, 2018 and 2017, respectively, are as follows:

	December 31,
(in thousands)	2018	2017
Deferred tax assets:
Allowance for doubtful accounts	$15	$31
Accrued liabilities and deferred compensation	1,999	1,600
Alternative minimum tax credit carryforwards	1,069	1,043
Net operating loss carryforwards	10,701	2,532
Transaction costs	1,695	—
Goodwill	—	1,239
Section 163(j) interest limitation	2,810	—
Other reserves and accruals	436	—
Less: valuation allowance	—	(4)
Total deferred tax assets	18,725	6,441
Deferred tax liabilities:
Property, plant and equipment	(5,795)	(2,977)
Equipment under capital lease	(426)	(346)
Intangibles	(949)	(17)
Goodwill	(340)	—
Other	—	(21)
Total deferred tax liabilities	(7,510)	(3,361)
Net deferred tax asset	$11,215	$3,080

The Company assesses the realizability of the deferred tax assets at each balance sheet date based on actual and forecasted operating results in order to determine the proper amount, if any, required for a valuation allowance. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income and tax-planning strategies in making this assessment. It is management’s belief that it is more likely than not that the net deferred tax assets related to the Company will be utilized prior to expiration.

As of December 31, 2018, the Company had a federal net operating loss carryover of $40.1 million and net operating loss carryovers in certain state tax jurisdictions of approximately $45.6 million, which may be applied against future taxable income. $10.5 million of the federal net operating loss carryover was incurred prior to 2018 and will begin to expire in 2035. The state net operating loss carryovers will begin to expire in 2025. As of December 31, 2018, the Company had total alternative minimum tax credit carryovers of approximately $1.1 million.

The Company files income tax returns in U.S. federal, state and certain international jurisdictions. For federal and certain state income tax purposes, the Company’s 2015 through 2017 tax years remain open for examination by the tax authorities under the normal statute of limitations. For certain international income tax purposes, the Company’s 2014 through 2017 tax years remain open for examination by the tax authorities under the normal statute of limitations.

The Company classifies interest expense and penalties related to unrecognized tax benefits as components of the income tax provision. There were no such interest or penalties recognized in the consolidated statements of operations for the years ended December 31, 2018, 2017 and 2016, and there were no corresponding accruals as of December 31, 2018 and 2017. As of December 31, 2018 and 2017, the Company had not identified any uncertain tax positions for which recognition was required.